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                                                                EXHIBIT 10.90

                 COVER NOTE NO.: MA960270  DATE: APRIL 25, 1996


               MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:


REINSURED:                        TRANSCO SYNDICATE #1 LTD. AND/OR ALPINE
                                  INSURANCE COMPANY ON BUSINESS ADMINISTERED,
                                  UNDERWRITTEN OR SERVICED BY TCO INSURANCE
                                  SERVICES, INC. OF CHICAGO, ILLINOIS.

TYPE:                             MARINE EXCESS OF LOSS REINSURANCE.

INTEREST:                         All business written by the Reinsured and
                                  allocated to their Marine Account.

                                  Excluding:
                                  1. Rejection Risks;
                                  2. Rig Business;
                                  3. Proportional and Non-Proportional Treaty
                                     Business written as such.

                                  Fishing vessels limited to U.S.$75,000 any one vessel or so deemed.

PERIOD: Losses occurring during the period 12 months at March 1, 1996, Local Standard Time at place where the loss occurs.

LIMIT: This Reinsurance is to indemnify the Reinsured for all losses in excess of an Ultimate Net Loss of U.S.$500,000 or equivalent in other currencies each and every loss and/or occurrence and/or series of losses arising out of one event.

                                  Policy for up to a further U.S.$500,000 or equivalent in other currencies each and every loss and/or occurrence and/or series of losses arising out of one event.

REINSTATEMENT:                    Two Full Reinstatements at 100% Additional
                                  Premium.


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                                                                MA960270
                                                                APRIL 25, 1996


MINIMUM AND DEPOSIT
PREMIUM:                          U.S.$100,000 payable half yearly in advance.

                                  Adjustable at 1.50% of the Reinsured's
                                  applicable Net Premium Income.

                                  The Reinsured shall have the option of
                                  internally "grossing up" their premium
                                  ceded to reinsurers to allow for acquisition costs and other costs on the business subject to this agreement.

GENERAL CONDITIONS:               Full Wording as Joint Excess of Loss
                                  Committee Clauses, (EXEL 1/1/90), with
                                  additional clauses, deletions, endorsements, special conditions and warranties (at no additional premium) as follows:
                                  War Included.
                                  Extra-Contractual Obligations Included.
                                  Aggregate Voyage Extension Clause (Cargo)
                                  Excluded. Non-Marine Liability Exclusion
                                  Clause 10.1.87 shall apply to this contract in respect of original policies attaching between March 1st, 1987 and December 31st,
                                  1990 both days inclusive. Liability Exclusion
                                  Clause "B" 12/1/90 shall apply to this
                                  contract in respect of original policies attaching on or after January 1, 1991 (as attached). Institute Radioactive
                                  Contamination Exclusion Clause October 1st,
                                  1990.

                                  In respect of Section L of the Schedule
                                  Arbitration to be held in Chicago,
                                  Illinois and to apply the laws of Illinois as the proper law of this Agreement. The Appointer shall be the American Arbitration Association.

                                  Plus the following additional clauses as more full described in the attached schedules:

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                                                                MA960270
                                                                APRIL 25, 1996



GENERAL CONDITIONS
CONTINUED:


                                Net Retained Lines Clause.
                                Taxes Clause.
                                Federal Excise Tax Clause.
                                Insolvency Clause.
                                Letters of Credit Evergreen Clause excluding
                                Incurred but not
                                reported in respect of unadmitted reinsurers. Service of Suit Clause.
                                Intermediary Clause L.P.O. 223/226 Minet Re
                                North America, Inc.
                                Liability of the Reinsurer.
                                LSW 1001 (Reinsurance) - Several Liability
                                Notice.

                THROUGH J.H. MINET REINSURANCE BROKERS LIMITED

REINSURERS:

        Underwriting Members of Lloyd's London                     77.779%
        (See attached schedule)
      * Threadneedle Insurance Company Limited London              13.333%
     *# WASA International (UK) Insurance Co. Ltd, London           4.444%
      * General Accident Reinsurance Company Ltd. "X" Account
        Perth, Scotland                                             4.444%
                                                                   -------
                                                                   100.00%
* No U.S. Federal Excise Tax to be deducted.

# Excluding Letters of Credit/Outstanding Claim Advances.


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                                                        MA960270
                                                        April 25, 1996


                                        For and on behalf of:

                                        MINET RE NORTH AMERICA, INC.
                                        Doing business as
                                        INTERE INTERMEDIARIES, INC.

                                        Roger Roberts
                                        ---------------------------------
                                        Senior Vice President



  TRANSCO SYNDICATE #1 LTD.


         [SIG]
-----------------------------
    Authorized Signature

         5/13/96
-----------------------------
          Date



  ALPINE INSURANCE COMPANY


         [SIG]
-----------------------------
    Authorized Signature

         5/13/96
-----------------------------
          Date


Please examine this document carefully and advise us immediately if any of the details or the security used are not in accordance with your order or requirements.




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                                                                MA960270
                                                                APRIL 25, 1996



                             LLOYD'S PARTICIPANTS
                             --------------------


                PSEUDONYM            SYNDICATE          PERCENTAGE
                ---------            ---------          ----------

                   BHB                 1215              17.779%
                   STN                  566              13.334%
                   TPJ                  744              13.334%
                   HAY                 1084               8.889%
                   TWP                 1121               6.667%
                   WTK                  457               4.444%
                   DEH                 1009               4.444%
                   MED                  609               4.444%
                   TJP                  500               4.444%
                                                         -------
                                                  TOTAL  77.779% OF ORDER




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                                                                MA960270
                                                                APRIL 25, 1996

Liability of the Reinsurer

The liability of the Reinsurer shall follow that of the Reinsured in every case and shall be subject in all respects to the general and special stipulations, clause, waivers and modifications of the Reinsured's policy.

No error or omissions in reporting any risk reinsured hereunder shall invalidate the liability of the Reinsurer but the reporting of reinsurance not authorized by this Agreement or by special acceptance hereunder shall not bind the Reinsurer, except for the return of premiums paid therefore.

Several Liability Notice

The subscribing reinsurers' obligations under contracts of reinsurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing reinsurers are not responsible for the subscription of any co-subsribing reinsurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (Reinsurance)

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                                                                MA960270
                                                                APRIL 25, 1996

TAXES CLAUSE

The Reinsured agrees not to claim any deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to the appropriate tax authorities.

INSOLVENCY CLAUSE

This Reinsurance shall be payable by the Reinsurer on the basis of the liability of the Reinsured under contract or contracts reinsured without diminution because of the insolvency of the Reinsured.


It is further agreed and understood and in the event of insolvency of the Reinsured, the liquidator or receiver or statutory successor of the Reinsured shall give written notice to the Reinsurers of the pendency of a claim against the insolvent Reinsured on the policy or policies Reinsured within a reasonable time after such claim is filed in the insolvency proceeding, that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which they may deem available to the Reinsured or its liquidator or receiver or statutory successor that the expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Reinsured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reinsured solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Agreement as though such expense had been incurred by the Reinsured.

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                                                                MA960270
                                                                APRIL 25, 1996

FEDERAL EXCISE TAX CLAUSE

(Applicable to those reinsurers, excepting Underwriters at Lloyd's, London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America).

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

In the event of any return of premium becoming due hereunder the Reinsurer will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

LETTER OF CREDIT CLAUSE

(This clause is only applicable to those Reinsurers who cannot qualify for Credit by the State having jurisdiction over the Reinsured's Loss
Reserves).

As regards policies issued by the Reinsured coming within the scope of this Agreement, the Reinsured agrees that when it shall file with the Insurance Department or set up on its books reserves for losses covered hereunder which it shall be required to set up by law it will forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to them. The Reinsurer hereby agrees that they will apply for and secure delivery to the Reinsured a clean irrevocable Letter of Credit issued by the designated bank in an amount equal to the Reinsurers proportion of said loss reserves.

Under no circumstances shall any amount relating to reserves in respect of Incurred but not reported losses be included in the amount of the Letter of Credit.

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                                                             MA960270
                                                             APRIL 25, 1996

The Reinsured undertakes to use and apply any amount which it may draw upon such credit pursuant to the terms of the Contract under which the Letter of Credit is held, and for the following purposes only:

a) To pay Reinsurer's share or to reimburse the Reinsured for the Reinsurer's share of any liability for loss reinsured by the Agreement.

b) To make refund of any sum which is in excess of the actual amounts required to pay Reinsurer's share of any liability reinsured by this Agreement.

c) To obtain a cash deposit of Reinsurer's share of loss reserves if the Company has received effective notice of non-renewal of the Letter of Credit and the Reinsurer's liability remain unliquidfied and undischarged thirty (30) days prior to the expiry date of the Letter of Credit.

The designated bank shall have no responsibility whatsoever in connecting with the property of withdrawals made by the Reinsured or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Reinsured.


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                                                                MA960270
                                                                APRIL 25, 1996

SERVICE OF SUIT CLAUSE

(This Article only applies to reinsurers who are not domiciled in the USA and are not authorized in any State where authorization is required by insurance regulatory authorities in order for the Company to take credit for this reinsurance).

In the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any State in the United States.

Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and in any suit instituted against it, under this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the above named as the person to whom the said officer is authorized to mail such process or a true copy thereof

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                                                                MA960270
                                                                APRIL 25, 1996

NET RETAINED LINES CLAUSE

This Agreement applies only to that portion of any insurance or reinsurances covered by this Agreement which the Reinsured retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurances or reinsurances which the Reinsured retains net for its own account shall be included.

It is understood and agreed that the amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Reinsured to collect from any other reinsurers, whether specific or general, any amounts which may become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

MINET RE NORTH AMERICA

Minet Re North America, Inc., is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment, expenses, salvages and loss settlements) relating thereto shall be transmitted to the REINSURED or the SUBSCRIBING REINSURER, through Minet Re North America, Inc., 199 Water Street, New York, NY 10038. Payments by the REINSURED to the Intermediary shall be deemed to constitute payment to the SUBSCRIBING REINSURER. Payments by the SUBSCRIBING REINSURER to the Intermediary shall be deemed only to constitute payment to the REINSURED to the extent that such payments are actually received by the REINSURED.



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